UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): December 4, 2024

SONOCO PRODUCTS COMPANY
(Exact name of registrant as specified in its charter)
001-11261
(Commission File Number)

South Carolina	57-0248420
(State or other jurisdiction or incorporation)	(I.R.S. Employer Identification Number)
1 N. Second St.
Hartsville, South Carolina 29550
(Address of principal executive offices)(Zip Code)
(843) 383-7000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On December 4, 2024, Sonoco Products Company (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) in connection with the December 4, 2024 completion of the acquisition of Titan Holdings I B.V. (“Eviosys”), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, and a direct wholly owned subsidiary of Titan Holdings Coöperatief U.A., a cooperative with excluded liability (coöperatie met uitgesloten aansprakelijkheid) incorporated under the laws of the Netherlands, as described in more detail in the Original Filing.
This Current Report on Form 8-K/A amends the Original Filing to include the audited financial statements as of and for the years ended December 31, 2023 and 2022 and the related auditor consent, the unaudited financial statements as of September 30, 2024 and December 31, 2023 and for the nine months ended September 30, 2024 and 2023, and the pro forma financial information required by Item 9.01 of Form 8-K. Except for the filing of such financial statements, auditor consent, and pro forma financial information, this Current Report on Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Filing.
Item 7.01    Regulation FD Disclosure.
Unaudited supplemental non-GAAP pro forma condensed combined financial measures of the Company and Eviosys for the year ended December 31, 2023 and the nine months ended September 30, 2024 are attached as Exhibit 99.4 to this Current Report and incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.4 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(a) Financial statements of businesses or funds acquired.
The consolidated financial statements and accompanying notes of Eviosys as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.
The consolidated financial statements and accompanying notes of Eviosys as of September 30, 2024 and December 31, 2023 and for the three and nine months ended September 30, 2024 and 2023 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro forma financial information.
The pro forma financial information required by Item 9.01(b) of Form 8-K in relation to the acquisition of Eviosys is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers Audit, independent auditors of Eviosys
99.1
Historical Audited Consolidated Financial Statements and Related Notes of Eviosys as of December 31, 2023 and 2022 and for the years ended December 31, 2023 and 2022 (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 8-K filed on September 13, 2024).

99.2
Historical Unaudited Condensed Consolidated Financial Statements and Related Notes of Eviosys as of September 30, 2024 and December 31, 2023 and for the Three and Nine Months ended September 30, 2024 and 2023.

99.3
Unaudited Pro Forma Condensed Combined Balance Sheet of Sonoco as of September 30, 2024 and the Unaudited Pro Forma Condensed Combined Statements of Income of Sonoco for the year ended December 31, 2023 and the Nine Months ended September 30, 2024.

99.4	Unaudited Supplemental Non-GAAP Pro Forma Financial Information.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: February 19, 2025	By:	/s/ Jerry A. Cheatham
Jerry A. Cheatham
Interim Chief Financial Officer